EXHIBIT 99.2

LETTER OF TRANSMITTAL
to Accompany Certificates
of Common Stock
of
FIDELITY NATIONAL FINANCIAL, INC.
exchanged in connection with the merger of Fidelity National Financial, Inc.
with and into Fidelity National Information Services, Inc.

This Letter of Transmittal should be promptly (i) completed and signed in the space provided below and in the space provided on the Substitute Form W-9 below and (ii) mailed or delivered with all your certificates (“Certificates”) representing shares of common stock of Fidelity National Financial, Inc. (NYSE:FNF), par value $0.0001 per share (“FNF Common Stock”), to [     ] at one of the following addresses:

By Hand	By Mail	By Overnight Courier

[ ]	[ ]	[ ]

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

CERTIFICATES ENCLOSED
(NOTE: The certificate(s) submitted with this Letter of Transmittal must all be registered in the same form
(e.g., individually, jointly) and in the same name(s). Please submit an additional Letter of Transmittal for each different circumstance.)
Print Name and Address of Registered Holder(s)	Number of Shares	Certificate Number
.

Attach additional list stating certificate number
and number of shares, if necessary

PLEASE READ CAREFULLY THE INSTRUCTIONS ATTACHED TO THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT. ENCLOSE YOUR CERTIFICATE(S) WITH THIS LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

The undersigned hereby surrenders to you as Exchange Agent, subject to the terms and conditions of the Agreement and Plan of Merger, dated as of June 25, 2006, as amended and restated as of September   , 2006 (the “Merger Agreement”), between Fidelity National Information Services Inc. (NYSE:FIS), a Georgia corporation and Fidelity National Financial, Inc. (NYSE:FNF), a Delaware corporation, and this Letter of Transmittal, the certificate(s) listed on the first page of this Letter of Transmittal which are enclosed herewith and which represent shares of FNF Common Stock (the “Shares”), for the purpose of receiving in exchange certificate(s) representing whole shares of FIS Common Stock, par value $0.01 per share, together with a check in lieu of any fractional shares of FIS Common Stock into which the Shares are converted upon the merger of FNF with and into FIS (together with the shares of FIS Common Stock, the “Merger Consideration”), and for any accrued dividends that may be payable on the shares of FIS Common Stock.

The undersigned hereby represents and warrants that the undersigned is the registered holder of the Shares as of the date hereof and was the registered holder of the Shares on the effective date of the Merger, with good title thereto, and has full power and authority to transfer, surrender and exchange the Shares and that there is no lien, restriction, charge or encumbrance against the Shares. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of the Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange. All authority conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the undersigned.

It is understood that the undersigned will not receive the Merger Consideration until the Certificate(s) representing the Shares owned by the undersigned are received by the Exchange Agent at one of the addresses set forth above, together with such additional documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent. It is further understood that no interest will accrue on the Merger Consideration or on any dividends paid with respect thereto.

Please issue the certificate(s) representing FIS Common Stock and any check for cash in lieu of fractional shares and any accrued dividends that may be payable in the name of the undersigned unless otherwise indicated below under the “Special Issuance Instructions.” Please mail such certificate(s) and check to the undersigned at the address specified on the first page of this Letter of Transmittal unless otherwise indicated below under the “Special Mailing Instructions” or the “Special Issuance Instructions.”

SPECIAL ISSUANCE INSTRUCTIONS
(See Instruction 5)

To be completed ONLY if certificate(s) for FIS Common Stock and any check for cash in lieu of fractional shares thereof and any accrued dividends thereon are to be issued in the name of someone other than the registered holder.

Issue and mail the FIS Common Stock Certificate(s) and any check for cash in lieu of fractional shares and/or accrued dividends to:

Name:
(Please Print)

Address:

(Zip Code)

(Tax I.D. or Social Security No.)

SPECIAL MAILING INSTRUCTIONS

To be completed ONLY if certificate(s) for FIS Common Stock and any check for cash in lieu of fractional shares thereof and any accrued dividends thereon issued in the name of the undersigned are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the first page hereof.

Mail the FIS Common Stock certificate(s) and any check for cash in lieu of fractional shares and/or accrued dividends to:

Name:
(Please Print)

Address:

(Zip Code)

(This Letter of Transmittal must be signed below by the registered holder(s) of the Shares exactly as such holder(s) name(s) appear(s) on the Certificate(s) or by person(s) to which the Shares have been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith. If signing is by attorney, trustee, guardian, executor, administrator, officer or other person acting in a fiduciary representative capacity, please set forth full title below.)

PLEASE SIGN HERE AND ON SUBSTITUTE FORM W-9 BELOW

X	X

X	X
Signature(s) of Shareholder(s)	Print Name(s) of Shareholder(s)

Dated: _ _, 199 _ _

Capacity: _ _
(If Applicable-See Instruction 3)

Address: _ _

Area Code and Telephone No.: _ _

Tax Identification or Social Security No.: _ _

Signature(s) Guaranteed By: _ _
(If Required — See Instruction 3 and 5)

INSTRUCTIONS

1. General.  In connection with the merger of FNF with and into FIS, each issued and outstanding share of FNF Common Stock will be converted into the right to receive [a number] of shares of FIS Common Stock determined as set forth in the Merger Agreement. Any fractional share of FIS Common Stock will be paid in cash.

2. Signing and Delivery.  Do not send Certificates directly to FIS. The Certificate(s), together with a properly completed and duly executed and dated copy of this Letter of Transmittal or a duly executed facsimile hereof and any other documents required by this Letter of Transmittal, should be delivered to the Exchange Agent at one of the addresses set forth on the face hereof.

THE METHOD OF DELIVERY OF CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS IS AT YOUR OPTION AND RISK. IF CERTIFICATES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. RISK OF LOSS AND TITLE OF THE CERTIFICATES SHALL PASS ONLY UPON PROPER DELIVERY OF THE CERTIFICATES TO THE EXCHANGE AGENT.

All questions as to validity, form and eligibility of any Certificate hereunder will be determined by FIS (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding. FIS reserves the right to waive any irregularities or defects in the surrender of any Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived.

3. Signatures.  The signature (or signatures, in the case of Certificates owned by two or more joint holders) on this Letter should correspond exactly with the name(s) as written on the face of the Certificate(s) unless the Shares described in this Letter of Transmittal have been transferred by the registered holder(s), in which event this Letter should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the Certificate(s).

No signature guarantee is required if the certificate(s) representing FIS Common Stock is to be registered in the same name as the name of the registered holder indicated on the cover page of this Letter.

If this Letter of Transmittal is signed by a person other than the registered holder of the Certificate(s) listed, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed by the registered holder(s) in the name(s) that appear(s) on the Certificate(s), and the signature(s) guaranteed by a commercial bank, trust company or other financial institution. The signature(s) also must be guaranteed if the certificates representing FIS Common Stock, and any check for cash in lieu of fractional shares and for accrued dividends, if any, are to be issued in any name other than the name of the registered holder of the Certificates surrendered herewith.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or in any other representative or fiduciary capacity, the person signing, unless he or she is the registered holder, must give his or her full title in such capacity, and appropriate evidence of authority to act in such capacity must be submitted with this Letter of Transmittal.

4. New Certificates in Same Name.  If all certificates representing FIS Common Stock are to be registered in exactly the same name that appears on the Certificate(s) being submitted with this Letter of Transmittal, the shareholder will not be required to endorse the Certificate(s) submitted herewith or to make payment for transfer taxes, if any.

5. New Certificates in Different Name.  If any certificate(s) representing FIS Common Stock is to be registered in other than exactly the name that appears on the Certificate(s) being submitted with this Letter of Transmittal, the Certificate(s) being submitted herewith must be endorsed, or accompanied by an appropriate signed stock power, and the signatures appearing on such endorsements or stock powers on this Letter of Transmittal must be guaranteed by a commercial bank, trust company or other financial institution. In such case the “Special Issuance” instructions box on this Letter of Transmittal must be completed and the signature(s) on this Letter of Transmittal must be guaranteed as herein specified. Additionally, in such case the requisite stock transfer tax stamps must be affixed to the certificate(s) submitted and canceled, or funds must be provided for their purchase.

6. Change of Address; Delivery to Different Address.  The FIS Common Stock will be mailed to the address indicated for the registered holder, unless otherwise indicated in the applicable box entitled “Special Mailing Instructions” on this Letter of Transmittal.

7. Dividends on FIS Common Stock.  It is important that certificates formerly representing shares of FNF Common Stock be surrendered promptly because until so surrendered the holders thereof will not receive payment of any dividends declared on FIS Common Stock after the Merger. After surrender, any dividends declared on the FIS Common Stock since the effective time of the Merger will be paid (without interest) to the record holders in whose name the certificates representing shares of FIS Common Stock were issued.

8. Federal Tax Withholding.  Federal income tax law requires each shareholder to provide the Exchange Agent with a Taxpayer Identification Number (“TIN”) on a Substitute Form W-9 set forth below, or to otherwise establish a basis for exemption from backup withholding. Accordingly, to prevent backup withholding, each payee should provide the Exchange Agent with a current TIN (i.e., his/her social security number for an individual or its employer identification number for an entity) by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct and that the payee is not subject to backup withholding because (a) the payee is exempt from backup withholding; or (b) the payee is not subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the payee has been notified by the IRS that the payee is no longer subject to backup withholding. If the payee has not been issued a TIN, but has applied for a TIN or intends to apply for a TIN in the near future, the payee should write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9 and also complete the Certificate of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN by the time of payment, the payee will be subject to backup withholding.

EACH PAYEE IS REQUIRED TO GIVE THE EXCHANGE AGENT THE TIN OF THE RECORD OWNER OF SHARES OF THE FNF COMMON STOCK; HOWEVER, IF THE SHARES ARE REGISTERED IN MORE THAN ONE NAME OR ARE NOT REGISTERED IN THE NAME OF THE ACTUAL OWNER, CONSULT THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL GUIDANCE ON WHICH NUMBER TO REPORT.

If the payee has not provided a properly completed Substitute Form W-9, reportable payments may be subject to 28% backup withholding. In addition, the payee may also be subject to a $50 penalty. Backup withholding is not an additional tax. Rather, any amount of tax withheld will be credited against the payee’s federal income tax liability, and if there is an overpayment of taxes as a result of backup withholding, a refund may be obtained from the IRS.

Certain persons (including, among others, tax-exempt organizations and certain foreign persons) are not subject to the backup withholding requirements. If the payee is a foreign person and wishes to qualify as an exempt recipient, the payee must submit to the Exchange Agent a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that person’s exempt status. A Form W-8BEN can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute W-9” for additional instructions. PAYEES ARE URGED TO CONSULT THEIR OWN TAX ADVISER TO DETERMINE WHETHER THEY ARE EXEMPT FROM THE BACKUP WITHHOLDING REQUIREMENTS.

9. Stock Transfer Taxes.  In the event that any transfer or other taxes become payable by reason of the payment of the Merger Consideration in any name other than that of the record holder, it shall be a condition of the issuance and delivery of the Merger Consideration that the amount of any stock transfer taxes (whether imposed on the registered holder or such transferee) shall be delivered to the Exchange Agent or satisfactory evidence of payment of such taxes, or exemption therefrom, shall be submitted before such Merger Consideration is issued.

10. Lost or Destroyed Certificates.  If your Certificate(s) has been lost, stolen or destroyed, please contact the Exchange Agent at [     ]. You will then be instructed as to the steps you must take in order to surrender your Certificate(s) for exchange.

11. Information and Additional Copies.  Information and additional copies of this Letter of Transmittal may be obtained from the Exchange Agent by writing to the mailing address or calling [     ].

PAYER’S NAME: [ ]
SUBSTITUTE Form W-9	Part I — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER OR, IF YOU ARE AN INDIVIDUAL, YOUR SOCIAL SECURITY NUMBER. IF AWAITING TIN WRITE “APPLIED FOR”: _ _	Social Security Number OR Employer Identification Number
Department of the Treasury Internal Revenue Service	Part 2 — Check the following box if you are not subject to backup withholding because (i) you have not been notified that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.
Request for Taxpayer Identification Number (TIN) (See Instruction 8 and attached guidelines)	CERTIFICATION — UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT, AND COMPLETE.	Part 3 —
	Signature_ _ Date_ _	Awaiting TIN

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN ITEM 1 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Items 1 and 2 of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to a 28% backup withholding tax until I provide a properly certified taxpayer identification number.

Signature	_ _ Date_ _

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payer.

Give the NAME and
SOCIAL SECURITY
For this type of account:		number of —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individual(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor joint account	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
8.	Sole proprietorship	The owner(4)

Give the NAME and
SOCIAL SECURITY
For this type of account:		number of —
9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)
10.	Corporate account	The corporation
11.	Religious, charitable, or educational organization	The organization
12.	Partnership account held in the name of the business	The partnership
13.	Association, club or other tax-exempt organization acct	The organization
14.	A broker or registered nominee	The organization
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	Show the name of the owner.
(5)	List first and circle the name of the legal trust, estate or pension fund.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a TIN or you don’t know your number, obtain Internal Revenue Service Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at your local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation
•	A financial institution
•	An organization exempt from tax under section 501 (a) or an individual retirement plan
•	The United States or any agency or instrumentality thereof
•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
•	A foreign government, a political subdivision of a foreign government, or any agency, or instrumentality thereof
•	An international organization or any agency, or instrumentality thereof
•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
•	A real estate investment trust
•	A common trust fund operated by a bank under section 584(a)
•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947 (a) (1)
•	An entity registered at all times under the Investment Company Act of 1940
•	A foreign central bank of issue

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441
•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner
•	Payments of patronage dividends where the amount received is not paid in money
•	Payments made by certain foreign organizations
•	Payments made to a nominee

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals
Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payment of tax-exempt interest (including exempt-interest dividends under section 85s)
•	Payments described in section 6049(b)(5) to nonresident aliens
•	Payments on tax-free covenant bonds under section 1451
•	Payments made by certain foreign organizations

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TAXPAYER IDENTIFICATION NUMBER — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to a reasonable cause and not to willful neglect.
(2) Failure to Report Certain Dividend and Interest Payments — If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) Civil Penalty For False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) Criminal Penalty For Falsifying Information — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.